SECURITIES AND EXCHANGE COMMISSION



                            Washington, D.C. 20549



                                   FORM 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



        Date Report (Date of earliest event reported) December 15, 1996



                        BONNEVILLE PACIFIC CORPORATION
              (Exact name of registrant as specified in charter)



      Delaware                      0-14846                 87-0363215
      (State or other               (Commission             (IRA Employer
      jurisdiction of               File Number)            Identification No.)
      incorporation)



50 West 300 South, Suite 300, Salt Lake City, Utah                       84101
(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number including area code               (801) 363-2520
                                                                --------------


(Former name or former address, if changed since last report) Not applicable

Item 3.     Bankruptcy or Receivership.

      On December 5, 1991, the Registrant filed a petition in the United States Bankruptcy Court for the District of Utah, Central Division, Case No. 91A-27701, seeking protection to reorganize under Chapter 11 of the Federal Bankruptcy Code. Subsequent to the filing, the Registrant has applied to the Securities and Exchange Commission (the "Commission") to modify its reporting obligations under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). On April 9, 1992, the Commission indicated that it would raise no objection if the Registrant modified its reporting obligations under the Exchange Act. A copy of the Monthly Financial Report for the period November 1, 1996 to November 30, 1996, as filed with the bankruptcy court is included as an exhibit hereto. On June 12, 1992, Roger G. Segal was appointed as the Chapter 11 Bankruptcy Trustee for the Company.


Item 5.     Other Events.

For information on litigation and matters previously reported, refer to the narrative on pages Form 2-G of the accompanying bankruptcy report.

                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused its report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    BONNEVILLE PACIFIC CORPORATION




                                    By:  Roger G. Segal, Chapter 11 Trustee

DATED December 15, 1996

                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused its report to be signed on its behalf by the undersigned thereunto duly authorized.

                               BONNEVILLE PACIFIC CORPORATION




                               By: R. Stephen Blackham, Assistant Controller

DATED December 15, 1996

                               INDEX TO EXHIBITS


Exhibit                                                               Page No.


28.1 Monthly Financial Report - Chapter 11, for the period November 1, 1996 to November 30, 1996, of the
                  Registrant, dated December 15, 1996 as filed by the Registrant with the United States Bankruptcy Court for the
                  District of Utah, Central Division on December 15, 1996....5

                            MONTHLY FINANCIAL REPORT
                                   CHAPTER 11

DEBTOR:    BONNEVILLE PACIFIC CORPORATION

CASE NO.   91A-27701     For Period    November 1 to    November 30, 1996
        ---------------                -------------    ------------------

                  Accounting Method Used: |X|  Accrual Basis  | |  Cash Basis


                                  COVER SHEET


                         THIS REPORT IS DUE 15 DAYS AFTER THE END OF THE MONTH.
Mark One Box For Each    The debtor must attach each of the following reports/
Required Report/         documents unless the U.S. Trustee has waived the
Document                 requirement in writing.  File original with Clerk of
                         Court.  File duplicate with U.S. Trustee.

Report/Document   Previously
Attached            Waived                     REQUIRED REPORTS/DOCUMENTS
[ x ]                [ ]     Cash Receipts & Disbursements Statement (Form 2-B)
[ x ]                [ ]          Balance Sheet (Form 2-C)
[ x ]                [ ]          Profit and Loss Statement (Form 2-D)
[ x ]                [ ]          Supporting Schedules (Form 2-E)
[ x ]                [ ]          Quarterly Fee Summary (Form 2-F)
[ x ]                [ ]          Narrative (Form 2-G)
[ x ]                [ ]          Bank Statement(s) for Debtor in Possession
                                  Account(s)


I declare under penalty of perjury that the following Monthly Financial Report and any attachments thereto, is true and correct to the best of my knowledge and belief.

Executed on:   December 15, 1996

                                 Debtor(s):    BONNEVILLE PACIFIC CORPORATION



                                    By:        R. Stephen Blackham
                                   Position:   Assistant Controller

                        Statement of Chapter 11 Trustee


      Roger G. Segal, Chapter 11 Trustee of the bankruptcy case of Bonneville Pacific Corporation, having been so appointed on June 12, 1992, hereby states that he has reviewed the following Monthly Financial Report and any attachments thereto and that, based on his review and the representations of officers and employees of the debtor, Bonneville Pacific Corporation, he believes that the information contained in the Monthly Financial Report and attachments is true and correct. However, neither Roger G. Segal, Chapter 11 Trustee, nor Neilson, Elggren, Durkin & Company, as accountants for Roger G. Segal, Chapter 11
Trustee, has had an opportunity to independently verify that the information contained in the following Monthly Financial Report and the attachments thereto is true and correct.

      DATED this 15th day of December 1996.




                                      ---------------------------------------
                                      Roger G. Segal, Chapter 11 Trustee

                    DEBTOR: BONNEVILLE PACIFIC CORPORATION
                              Case No. 91A-27701
                   Cash Receipts and Disbursements Statement
                   For Period November 1 - November 30, 1996

------------------------------------------------------------------------------



                              CASH RECONCILIATION



1.  Beginning Cash Balance:                                      130,057,802.11

2.  Cash Receipts: (See Page 2 of 2)105           237,767.80

3.  Cash Disbursements: (See Page 2 of 2)     (11,906,288.46)
                                              --------------

4.  Net Cash Flow:                                              (11,668,520.66)

5.  Ending Cash Balance: (to Form 2-C)                          $118,389,281.45



                    CASH ACCOUNT SUMMARY - ENDING BALANCES


         ACCOUNT                 AMOUNT            FINANCIAL INSTITUTION

PAYROLL ACCOUNT                  $1,014.06         FIRST SECURITY/BANK OF UTAH
PAYROLL TAX ACCOUNT                 352.72         KEY BANK OF UTAH
GENERAL CORP CASH              (107,409.77)        KEY BANK OF UTAH
CHPTR 11 TRUSTEE JOINT ACCT   4,083,456.90 (A)     KEY BANK OF UTAH
CHPTR 11 US TRUSTEE JT ACCT           0.00 (A)     US BANK
CHPTR 11 TRUSTEE - CD ACCT   10,838,290.64 (A)     US BANK
CHPTR 11 TRUSTEE - JNT CD     5,273,014.77 (A)     KEY BANK OF UTAH
CHPTR 11 TRUSTEE JOINT ACCT   5,151,590.83 (A)     BANK ONE
CHPTR 11 TRUSTEE JT SAVINGS      348,081.71(A)     BANK ONE
UNITED STATES TREASURY BONDS  92,609,028.79        BANK ONE
PROCEEDS FROM ASSET SALES          3,967.52(A)     KEY BANK OF UTAH
KYOCERA MAINTENANCE RESERVE      187,893.28        KEY BANK OF UTAH
                              --------------

                            $118,389,281.45
                            ===============

(A) Accounts requiring signatures of both the US Trustee and Chapter 11 Trustee for disbursements.

                                                                      FORM 2-B
                                                                   Page 1 of 2

                    DEBTOR: BONNEVILLE PACIFIC CORPORATION
                              Case No. 91A-27701
                   Cash Receipts and Disbursements Statement
                   For Period November 1 - November 30, 1996
-----------------------------------------------------------------------------




                            CASH RECEIPTS JOURNALS


    BANK ACCOUNT                        TOTAL              PAGE REF

    PAYROLL ACCOUNT                     $20,232.40            A
    PAYROLL TAX ACCOUNT                   8,912.82            B
    GENERAL CORP CASH                    81,352.46            C
    CHPTR 11 TRUSTEE JOINT ACCT       3,742,449.56            E
    CHPTR 11 US TRUSTEE JT ACCT           9,768.98            F
    CHPTR 11 TRUSTEE - CD ACCT           67,530.06            G
    CHPTR 11 TRUSTEE - JNT CD            64,606.27            H
    CHPTR 11 TRUSTEE JOINT ACCT               0.00           N/A
    CHPTR 11 TRUSTEE JT SAVINGS           1,351.80            I
    UNITED STATES TREASURY BONDS              0.00           N/A
    PROCEEDS FROM ASSET SALES                10.23            J
    KYOCERA MAINTENANCE RESERVE          11,817.19            K

                                      4,008,031.77
      LESS:  ACCOUNT TRANSFERS       (3,770,263.97)


           TOTAL CASH RECEIPTS         $237,767.80
                                       ===========




                          CASH DISBURSEMENTS JOURNALS


     BANK ACCOUNT                         TOTAL              PAGE REF

     PAYROLL ACCOUNT                    $20,265.78               A
     PAYROLL TAX ACCOUNT                  8,917.39               B
     GENERAL CORP CASH                  583,048.58               D
     CHPTR 11 TRUSTEE JOINT ACCT             43.51               E
     CHPTR 11 US TRUSTEE JT ACCT     15,064,277.17               F
     CHPTR 11 TRUSTEE - CD ACCT               0.00               G
     CHPTR 11 TRUSTEE - JNT CD                0.00               H
     CHPTR 11 TRUSTEE JOINT ACCT              0.00              N/A
     CHPTR 11 TRUSTEE JT SAVINGS              0.00               I
     UNITED STATES TREASURY BONDS             0.00              N/A
     PROCEEDS FROM ASSET SALES                0.00               J
     KYOCERA MAINTENANCE RESERVE              0.00               K

                                     15,676,552.43
       LESS:  ACCOUNT TRANSFERS      (3,770,263.97)

       TOTAL CASH DISBURSEMENTS     $11,906,288.46
                                    ==============

                                                                      FORM 2-B
                                                                   Page 2 of 2

                    DEBTOR: BONNEVILLE PACIFIC CORPORATION
                              Case No. 91A-27701
                                Payroll Account
                   For Period November 1 - November 30, 1996
-------------------------------------------------------------------------------





                             CASH RECEIPTS JOURNAL


  DATE     DOC #              PAYOR                AMOUNT    DESCRIPTION

11/13/96   CK# 5976           BPC - GENERAL      $10,269.81  PAYROLL TRANSFER
11/25/96   CK# 6003           BPC - GENERAL        9,962.59  PAYROLL TRANSFER

         TOTAL CASH RECEIPTS                     $20,232.40
                                                 ==========




                          CASH DISBURSEMENTS JOURNAL


DATE      DOC #        PAYEE                  AMOUNT           DESCRIPTION

11/15/96               PAYROLL SUMMARY      $10,269.81
11/30/96               PAYROLL SUMMARY        9,962.59
11/30/96 BNK STMT      KEY BANK OF UTAH          33.38        SERVICE CHARGE

           TOTAL CASH DISBURSEMENTS          $20,265.78
                                             ==========

                    DEBTOR: BONNEVILLE PACIFIC CORPORATION
                              Case No. 91A-27701
                              Payroll Tax Account
                   For Period November 1 - November 30, 1996
------------------------------------------------------------------------------




                             CASH RECEIPTS JOURNAL


DATE     DOC #      PAYOR                  AMOUNT    DESCRIPTION

11/13/96 CK# 5977   BPC - GENERAL       $4,536.18    PR TAX TRANSFER
11/25/96 CK# 6004   BPC - GENERAL        4,376.64    PR TAX TRANSFER
                                        ---------

      TOTAL CASH RECEIPTS               $8,912.82
                                        =========



                          CASH DISBURSEMENTS JOURNAL


 DATE    DOC #       PAYEE                   AMOUNT     DESCRIPTION

11/13/96 CK# 1213    KEY BANK OF UTAH      $3,765.72    FEDERAL TAX DEPOSIT
11/25/96 CK# 1214    KEY BANK OF UTAH       3,634.37    FEDERAL TAX DEPOSIT
11/25/96 CK# 1215    UTAH STATE TAX COMM.   1,512.73    STATE INCOME TAX
11/30/96 BNK STMT    KEY BANK OF UTAH           4.57    SERVICE CHARGE


         TOTAL CASH DISBURSEMENTS          $8,917.39
                                           =========

                    DEBTOR: BONNEVILLE PACIFIC CORPORATION
                              Case No. 91A-27701
                               General Corp Cash
                   For Period November 1 - November 30, 1996
------------------------------------------------------------------------------






                             CASH RECEIPTS JOURNAL



 DATE    DOC #      PAYEE                AMOUNT       DESCRIPTION

11/22/96 DS112296   BANK OF AMERICA        $10.00       ESOP FEE REFUND
11/22/96 DS112296   ERNST & YOUNG       26,764.00       FEE DISGORGEMENT
11/22/96 DS112296   KYOCERA AMERICA     50,322.94       ENERGY REVENUE-KYOCERA
11/22/96 DS112296   D. GARDINER            369.59       INSURANCE REIMBURSEMENT
11/22/96 DS112296   BONNEVILLE NEVADA    1,221.28       EXPENSE REIMBURSEMENT
11/22/96 DS112296   SAN DIEGO GAS/ELEC.  1,208.41       ENERGY REVENUE-KYOCERA
11/22/96 DS112296   C. MOWER                10.75       EXPENSE REIMBURSEMENT
11/30/96 BNK STMT   KEY BANK OF UTAH     1,445.49       INTEREST INCOME


     TOTAL CASH RECEIPTS               $81,352.46
                                       ===========

                    DEBTOR: BONNEVILLE PACIFIC CORPORATION
                              Case No. 91A-27701
                               General Corp Cash
                   For Period November 1 - November 30, 1996
------------------------------------------------------------------------------


                              CASH DISBURSEMENTS JOURNAL



DATE     CHECK #    PAYEE                           AMOUNT  DESCRIPTION

11/01/96 1005951    TUSCANY                         250.00  EMPLOYEE PARTY DEPOSIT
11/01/96 1005952    ALPHA GRAPHICS                  866.99  OFFICE SUPPLIES & EXPENSE
11/05/96 1005953    50 WEST BROADWAY ASSOC INC   12,413.00  RENT OFFICE SPACE & PARKING
11/05/06 1005954    AIRBORNE EXPRESS                 33.18  EXPRESS MAIL EXPENSE
11/05/96 1005955    AMPCO SYSTEM PARKING            591.00  RENT - PARKING
11/05/96 1005956    BENEFICIAL LIFE INSURANCE       714.90  INSURANCE - LIFE
11/05/96 1005957    BONNEVILLE PACIFIC SERVICE      315.25  O&M EXPENSE - KYOCERA
11/05/96 1005958    BPC-KYOCERA MAINT RESERVE    11,195.00  TRANSFER - MAINT RESERVE ACCT
11/05/96 1005959    FIDELITY INVESTMENTS/NFSC        60.75  OFFICE SUPPLIES & EXPENSE
11/05/96 1005960    FRONTIER COMMUNICATIONS SR      725.43  TELEPHONE EXPENSE
11/05/96 1005961    INSTY PRINTS INC                 83.31  OFFICE SUPPLIES & EXPENSE
11/05/06 1005962    MOUNT OLYMPUS WATER              34.70  OFFICE SUPPLIES & EXPENSE
11/05/96 1005963    PITNEY BOWES INC                160.78  OFFICE SUPPLIES & EXPENSE
11/05/96 1005964    PRINTELLIGENT INC                90.21  OFFICE SUPPLIES & EXPENSE
11/05/96 1005965    REDMAN VAN & STORAGE CO IN       84.87  RENT-STORAGE SPACE
11/05/96 1005966    UNUM LIFE INSURANCE CO OF     1,469.73  INSURANCE DISABILITY
11/05/96 1005967    WELLS FARGO BANK              1,483.38  401K TRUST FEES
11/05/96 1005968    GLASSER LEGAL WORKS SEMINAR     875.00  CONFERENCES AND SEMINARS
11/12/96 1005969    GENERATOR POWER SYSTEMS INC  16,016.9O  O&M EXPENSE - KYOCERA
11/12/96 1005970    INSTY PRINTS INC                 67.92  OFFICE SUPPLIES & EXPENSE
11/12/96 1005971    REDMAN VAN & STORAGE CO IN      532.81  RENT - STORAGE SPACE
11/12/96 1005972    SEDGWICK JAMES OF COLORADO       40.00  INSURANCE FIDELITY CHARGE
11/12/96 1005973    UNITED PARCEL SERVICE            16.34  EXPRESS MAIL EXPENSE






11/12/96 1005974    VOID                             VOID   VOID
11/12/96 1005975    WEDBUSH MORGAN SECURITIES      128.10   OFFICE SUPPLIES & EXPENSE
11/13/96 1005976    BONNEVILLE PACIFIC/PAYROLL  10,269.81   TRANSFER - PAYROLL ACCT
11/13/96 1005977    BPC PAYROLL TAX ACCOUNT      4,536.18   TRANSFER - PAYROLL TAX ACCT
11/13/96 1005978    WELLS FARGO BANK               788.67   401K CONTRIBUTIONS
         1005979    VOID                             VOID   VOID
11/13/96 1005980    US TRUSTEE                   5,000.00   3RD QUARTER TRUSTEE FEE
11/18/96 1005981    VOID                             VOID   VOID
11/18/96 1005982    NATIONAL PASSPORT CENTER        85.00   OFFICE SUPPLIES & EXPENSE
11/18/96 1005983    ALPHA GRAPHICS                 254.70   OFFICE SUPPLIES & EXPENSE
11/20/96 BANK STMT  RECEIVER GENERAL FOR CANADA     38.68   BONNE MCKENZIE ANNUAL RPT
11/22/96 1005984    AIRBORNE EXPRESS               124.00   EXPRESS MAIL EXPENSE
11/22/96 1005985    A T & T                         11.38   TELEPHONE EXPENSE
11/22/96 1005986    EXPRESS MESSENGER SYSTEMS        5.00   RUNNER SERVICES
11/22/96 1005987    MICRON ELECTRONICS INC       5,333.88   EQUIPMENT PURCHASE
11/22/96 1005988    MOUNT OLYMPUS WATER             45.31   OFFICE SUPPLIES & EXPENSE
11/22/96 1005989    MOUNTAIN STATES OFF PRODCT     152.82   OFFICE SUPPLIES & EXPENSE
11/22/96 1005990    CLARK MOWER                    810.21   TRAVEL REIMBURSEMENT
11/22/96 1005991    NATIONAL INFORMATION DATA       36.90   OFFICE SUPPLIES & EXPENSE
11/22/96 1005992    THE PRUDENTIAL                 948.97   INSURANCE -DISABILITY

                        DEBTOR: BONNEVILLE PACIFIC CORPORATION
                                  Case No. 91A-27701
                                   General Corp Cash
                       For Period November 1 - November 30, 1996
-------------------------------------------------------------------------------




                          CASH DISBURSEMENTS JOURNAL (CONT.)



 DATE     CHECK #   PAYEE                            AMOUNT  DESCRIPTION
11/22/96 1005993    PRUDENTIAL SECURITIES            110.50  OFFICE SUPPLIES & EXPENSE
11/22/96 1005994    SAN DIEGO GAS & ELECTRIC         101.26  O&M EXPENSE - KYOCERA
11/22/96 1005995    SECRETARY OF STATE-NEVADA         85.00  OFFICE SUPPLIES & EXPENSE
11/22/96 1005996    SMITH BARNEY PROXY DEPARTMENT    212.50  OFFICE SUPPLIES & EXPENSE
11/22/96 1005997    TRAVEL ZONE CRUISE ZONE        3,563.97  TRAVEL EXPENSE
11/22/96 1005998    BRENDA L. TRIMBLE                271.20  TRAVEL REIMBURSEMENT
11/22/96 1005999    UNUM LIFE INSURANCE CO OF      1,553.55  INSURANCE - DISABILITY
11/22/96 1006000    US WEST COMMUNICATIONS           896.15  TELEPHONE EXPENSE
11/22/96 1006001    WATERHOUSE SECURITIES INC         85.00  OFFICE SUPPLIES & EXPENSE
11/22/96 1006002    XEROX CORPORATION                464.34  OFFICE SUPPLIES & EXPENSE
11/25/96 1006003    BONNEVILLE PACIFIC/PAYROLL     9,962.59  TRANSFER - PAYROLL ACCT
11/25/96 1006004    BPC PAYROLL TAX ACCOUNT        4,376.64  TRANSFER - PAYROLL TAX ACCT
11/25/96 1006005    WELLS FARGO BANK                 788.67  401K CONTRIBUTIONS
11/25/96 1006006    SEDGWICK JAMES OF COLORADO     7,135.00  INSURANCE - GENERAL LIABILITY
11/25/96 1006007    ROGER G. SEGAL                66,633.85  PROFESSIONAL FEES & COSTS
11/25/96 1006008    COHNE RAPPAPORT & SEGAL PC   239,203.12  PROFESSIONAL FEES & COSTS
11/25/96 1006009    NEILSON ELGGREN DURKIN       170,743.95  PROFESSIONAL FEES & COSTS
11/30/96 BANK STMT  KEY BANK                         170.19  INTEREST INCOME
                                               ------------

                    TOTAL CASH DISBURSEMENTS    $583,048.58
                                                ===========

                        DEBTOR: BONNEVILLE PACIFIC CORPORATION
                                  Case No. 91A-27701
                           Chapter 11 Trustee Joint Account
                       For Period November 1 - November 30, 1996
-------------------------------------------------------------------------------




                                 CASH RECEIPTS JOURNAL


DATE     DOC #      PAYOR                       AMOUNT        DESCRIPTION

11/30/96 AJE1126    BONNEVILLE PACIFIC CORP     $3,729,923.75 TRANSFER
11/30/96 BNK STMT   KEY BANK OF UTAH                12,525.81 INTEREST INCOME

                    TOTAL CASH RECEIPTS         $3,742,449.56
                                                =============



                              CASH DISBURSEMENTS JOURNAL


 DATE      DOC #        PAYEE               AMOUNT        DESCRIPTION

11/30/96   BANK STMT    KEY BANK OF UTAH    $43.51        BANK SERVICE CHARGE




















                                           E

                        DEBTOR: BONNEVILLE PACIFIC CORPORATION
                                  Case No. 91A-27701
                          Chapter 11 US Trustee Joint Account
                       For Period November 1 - November 30, 1996
-----------------------------------------------------------------------------




                                 CASH RECEIPTS JOURNAL


DATE     DOC #      PAYOR                  AMOUNT        DESCRIPTION

11/30/96 BANK STMT  US BANK             $9,768.98        INTEREST INCOME





                              CASH DISBURSEMENTS JOURNAL


DATE     DOC #    PAYEE                            AMOUNT  DESCRIPTION

11/30/96 AJE1125  BEUS GILBERT & MORRILL   $11,334,353.42  PROFESSIONAL FEES PMT
11/30/96 AJE1126  BONNEVILLE PACIFIC CORP    3,729,923.75  TRANSFER

         TOTAL CASH DISBURSEMENTS          $15,064,277.17
                                           ==============




                                           F

                        DEBTOR: BONNEVILLE PACIFIC CORPORATION
                                  Case No. 91A-27701
                            Chapter 11 Trustee - CD Account
                       For Period November 1 - November 30, 1996
------------------------------------------------------------------------------




                                 CASH RECEIPTS JOURNAL


DATE     DOC #      PAYOR                  AMOUNT        DESCRIPTION

11/30/96 AJE1107    US BANK            $67,530.06        INTEREST INCOME





                              CASH DISBURSEMENTS JOURNAL


 DATE      DOC #    PAYEE                  AMOUNT        DESCRIPTION

                    NONE


























                                           G

                        DEBTOR: BONNEVILLE PACIFIC CORPORATION
                                  Case No. 91A-27701
                          Chapter 11 Trustee JT - CD Account
                       For Period November 1 - November 30, 1996
------------------------------------------------------------------------------




                                 CASH RECEIPTS JOURNAL


DATE     DOC #      PAYOR                  AMOUNT        DESCRIPTION

11/30/96 AJE1106    KEY BANK           $64,606.27        INTEREST INCOME



                              CASH DISBURSEMENTS JOURNAL


 DATE   DOC #       PAYEE                  AMOUNT        DESCRIPTION



































                                           H

                        DEBTOR: BONNEVILLE PACIFIC CORPORATION
                                  Case No. 91A-27701
                             Chapter 11 Trustee JT Savings
                       For Period November 1 - November 30, 1996
------------------------------------------------------------------------------




                                 CASH RECEIPTS JOURNAL


  DATE     DOC #      PAYOR                  AMOUNT        DESCRIPTION

11/30/96   BANK STMT  BANK ONE             $1,351.80       INTEREST INCOME




                              CASH DISBURSEMENTS JOURNAL


 DAT       DOC #      PAYEE                  AMOUNT        DESCRIPTION

                    NONE





















                                           I

                        DEBTOR: BONNEVILLE PACIFIC CORPORATION
                                  Case No. 91A-27701
                               Proceeds From Asset Sales
                       For Period November 1 - November 30, 1996
-----------------------------------------------------------------------------




                                 CASH RECEIPTS JOURNAL


DATE     DOC #      PAYOR                  AMOUNT        DESCRIPTION

11/30/96 BANK STMT  KEY BANK OF UTAH       $10.23        INTEREST INCOME




                              CASH DISBURSEMENTS JOURNAL


DATE     DOC #      PAYEE                  AMOUNT        DESCRIPTION

                    NONE






























                                        J

                        DEBTOR: BONNEVILLE PACIFIC CORPORATION
                                  Case No. 91A-27701
                              Kyocera Maintenance Reserve
                       For Period November 1 - November 30, 1996
------------------------------------------------------------------------




                                 CASH RECEIPTS JOURNAL


DATE     DOC #      PAYOR                        AMOUNT      DESCRIPTION

11/01/96 CK# 5958   BONNEVILLE PACIFIC CORP  $11,195.00      TRANSFER
11/30/96 BNK STMT   KEY BANK OF UTAH             622.19      INTEREST INCOME

           TOTAL CASH RECEIPTS               $11,817.19
                                             ==========




                              CASH DISBURSEMENTS JOURNAL


  DATE     DOC #                 PAYEE                  AMOUNT      DESCRIPTION



































                                           K

                        DEBTOR: BONNEVILLE PACIFIC CORPORATION
                                  Case No. 91A-27701
                                     Balance Sheet
                                As of November 30, 1996
------------------------------------------------------------------------------


ASSETS
Current Assets:
    Cash                                       $118,389,281
    Accounts receivable - trade                      33,819
    Accounts receivable - settlements (Note 4)    4,300,000
    Accounts receivable - affiliates                280,838
    Prepaid Insurance                                48,747
    Accrued interest receivable                   1,217,379
                                                ------------
    Total current assets                                          $124,270,064
Fixed Assets:
    Land                                            198,424
    Equipment, furniture and fixtures             3,748,302
    Total fixed assets                            3,946,726
    Less:  Accumulated depreciation              (2,937,990)
    Net fixed assets                                                 1,008,736
Other Assets:
    Investment in and advances to subsidiaries
     and partnership                             29,163,926
    Other assets                                      1,820
      Total other asset                                             29,165,746
TOTAL ASSETS                                                      $154,444,546

LIABILITIES
Post-petition liabilities:
    Accounts payable - trade                  $     30,486
    Accounts payable - professional fees
      and costs (Note 4)                         2,170,986
    Accrued income taxes payable (Note 5)        1,172,656
    Taxes payable                                   90,897
    Accrued interest                                     0
                                              ------------
    Total post-petition liabilities                                 $3,465,025

Pre-petition liabilities:
    Priority claims                                61,186
    Secured debt                                        0
    Unsecured debt  (Notes 1 and 3)           101,200,994
                                             ------------
Total pre-petition liabilities                                     101,262,180
TOTAL LIABILITIES                                                  104,727,205

Commitments and Contingent Liabilities (Note 3)

OWNERS' EQUITY
Capital stock or owners' investment              213,752
Paid-in-capital                              121,590,029
Treasury stock                               (2,308,255)
Retained earnings:
    Pre-petition                            (56,551,908)
    Post-petition                           (13,226,277)
TOTAL OWNERS' EQUITY (Notes 1 and 3)                               49,717,341
TOTAL LIABILITIES AND OWNERS' EQUITY                             $154,444,546
                                                                 ============

                                                                  Form 2-C

                          DEBTOR: BONNEVILLE PACIFIC CORPORATION
                                    Case No. 91A-27701
                                 Profit and Loss Statement
                         For Period November 1 - November 30, 1996
----------------------------------------------------------------------------



Goss operating revenue                          $  120,040
Less discount, returns and allowances                    0
                                                ----------
  Net operating revenue                                           $   120,040

  Cost of goods sold                                                 (113,204)

  Gross profit                                                          6,836

Operating expenses:
  Salaries and wages                               29,951
  Rent and leases                                  12,263
  Payroll taxes                                     1,491
  Insurance                                         3,702
  Other                                            10,732
                                               ----------
  Total operating expenses                                            (58,139)
                                                                    -----------

  Operating income (loss)                                             (51,303)

Legal and professional fees and costs
  (Note 4)                                       139,755
Depreciation, depletion and amortization          59,423
Interest expense                                       0
                                              ----------
  Total                                                              (199,178)
  Net operating income (loss)                                        (250,481)

Non-operating income and (expenses):
  Interest income                                516,878
  Other income                                     2,568
 Gain on settlement of claims                      9,065
  Equity in earnings (losses) of subsidiaries
   and partnerships (Note 2)                     242,182
                                              ----------
     Net non-operating income or (expenses)                           770,693
                                                                    ---------

     Net income (loss) before income taxes                            520,212

     Provision for income taxes (Note 5)                              182,000
                                                                  -----------
     NET INCOME (LOSS)                                            $   338,212
                                                                  ===========












                                                                 Form 2-D
                                                              Page 1 of 3

                    DEBTOR: BONNEVILLE PACIFIC CORPORATION
                              Case No. 91A-27701
                     General Notes to Financial Statements
                  For Period November 1 to November 30, 1996
------------------------------------------------------------------------------



1. The Balance Sheet and Income Statement of Bonneville Pacific Corporation, included in the Monthly Financial Report, are prepared on the accrual basis. As a result, revenues are generally recorded when earned rather than when received and expenses are generally recognized when the obligation is incurred rather than when the expenses are paid. During bankruptcy accrued interest payable is recorded only on post petition debt and pre-petition secured debt to the extent that the underlying collateral equals or exceeds the outstanding principal plus the accrued interest payable. Specifically, prepetition unsecured debt does not include
                    -------------------------------------------
      any accrual of interest after December 5, 1991.  These
      ----------------------------------------------
      financial statements are prepared in a format required by the U.S. Bankruptcy Code. While every effort is made to comply with generally accepted accounting principles (GAAP), these financial statements may not comply with GAAP in all respects. Also see the narrative which is attached hereto.

2. Equity in earnings of subsidiaries and partnerships represents an accrual of the Company's share of earnings or losses of its operating subsidiaries and partnerships.
      These earnings are affected by a number of factors including seasonality, operating costs and operating efficiency. The operating entities which comprise these earnings include Bonneville Pacific Services Company, Bonneville Fuels Corporation, and Bonneville Nevada Corporation through its investment in the NCA #1 Partnership.

3.    Unrecorded Liabilities and Potential Claims.

                  Deeply subordinated claims           $14,945,000
                  Subordinated CIGNA claim              10,000,000
                  Potential claims (estimated)         125,000,000

      Deeply subordinated claims are court approved claims in which the creditor has agreed to be subordinated to all other claims. The subordinated CIGNA claim is an allowed claim on par with allowed equity claims. Potential claims are unrecorded claims pending trustee and or court approval. This estimated amount includes but is not limited to potential claims of limited partners, potential claims of equity holders, claims against Bonneville arising out of the purchase and subsequent sale of its securities, disputed claims, and accrued interest on certain claims, and potential administrative fees as may be allowed by the Bankruptcy Court. The recording of any of these liabilities and potential claims may reduce equity by a corresponding amount. See narrative for information concerning the December 16, 1996 supplemental claims bar deadline.



                                                                      Form 2-D
                                                                   Page 2 of 3

                    DEBTOR: BONNEVILLE PACIFIC CORPORATION
                              Case No. 91A-27701
                     General Notes to Financial Statements
                  For Period November 1 to November 30, 1996
------------------------------------------------------------------------------




4. Accounts Receivable Settlements represent only court approved settlements where all conditions precedent have occurred and the settlements were fully effective as of November 30, 1996 and are reflected on the November 30, 1996 Financial Statements.

5. As of April 30, 1995, Bonneville and Subsidiaries had approximately $124,000,000 in federal net operating loss carryforwards and approximately $114,000,000 in alternative minimum tax loss carryforwards for Federal Income Tax purposes. The April 30, 1996 tax return for Bonneville Pacific and Subsidiaries is currently being prepared by the Trustee's accountants. Although this tax return is not yet complete it is estimated that the tax return will show a federal net operating loss carryforward of approximately $100,000,000 for regular income tax purposes and an alternative minimum tax loss carryforward of approximately $90,000,000. Pursuant to current tax law, only 90 percent of current alternative minimum taxable income can be offset by alternative minimum tax loss carryforwards. The financial statements reflect the accrual of an estimated $2,300,000 alternative minimum tax liability resulting from operations and the receipt of proceeds from settlements.























                                                                      Form 2-D
                                                                   Page 3 of 3

                                 BONNEVILLE PACIFIC CORPORATION
                                       Case No. 91A-27701
                             Taxes Payable Schedule (Post-Petition)
                           For Period November 1 to November 30, 1996
-------------------------------------------------------------------------------


                         Beginning                                       Payments       Date    Check        Ending
                          Balance      Adjustments      Additions        Deposits       Paid    Numb.       Balance

Income tax withheld:
     Federal             $   -0-       $              $  (4,417.53)      $2,241.28   11/13/96   1213
                                                                          2,176.25   11/25/96   1214     $     -0-
     State                   -0-                         (1,512.73)       1,512.73   11/25/96   1215           -0-

FICA tax withheld            -0-                         (1,491.28)         762.22   11/13/96   1213
                                                                            729.06   11/25/96   1214           -0-

Employer's FICA tax          -0-                         (1,491.28)         762.22   11/13/96   1213
                                                                            729.06   11/25/96   1214           -0-



Unemployment tax:
     Federal                 -0-                                                                               -0-
     State                   -0-

Sales, use & excise taxes    -0-                                                                               -0-
Property taxes           (88,680.00)                     (2,217.00)                                        (90,897.00)

Accrued income tax:
     Federal          (1,167,399.00)                     (182,000.00)                                   (1,349,399.00)
     State               176,743.00                                                                        176,743.00


Delaware franchise tax       -0-                                                                              -0-

Employee withholding         -0-                          (1,577.34)        788.67   11/13/96  1005978        -0-
                                                                            788.67   11/25/96  1006005
                      ---------------    -----------   -------------      __________                     _________________
TOTALS                $(1,079,336.00)   $    -0-        $(194,707.16)    $ 10,490.16                     $(1,263,553.00)
                       ==============    ===========   ==============     ===========                     ==============

                             9EBTOR:  BONNEVILLE PACIFIC CORPORATION
                                       Case No. 91A-27701
                                       Insurance Schedule
                           For Period November 1 to November 30, 1996
------------------------------------------------------------------------------


                                                                                       Policy
                                                                     Amount of         Expiration        Premium Paid
                                   Carrier/Agent                     Coverage          Date              Thru Date

   Worker's Compensation           Various State Funds               Statutory
                                                                     $1,000,000        (A)               11/30/96

   General Liability               Travelers Insurance/
                                   Sedgwick James                    5,000,000         06/06/97          06/06/97

   Vehicles                        Travelers Insurance/
   [Hired/Non-owned]               Sedgwick James                    5,000,000         06/06/97          06/06/97

   Property:
         Bonneville Pacific        Federal Insurance Co./
                                   Sedgwick James                    735,000           08/17/96          08/17/97

      Kyocera                      Federal/Hartford Steam/
                                   Sedgwick James                    5,352,879         08/17/96          08/17/97


(A) All workers compensation insurance policies are insured through various state insurance funds. As such, they continue in force as premiums are paid and have no policy expiration dates.

                     DEBTOR: BONNEVILLE PACIFIC CORPORATION
                               Case No. 91A-27701
                      Accounts Receivable and Payable Aging
                   For Period November 1 to November 30, 1996

----------------------------------------------------------------------------



                                            Non-Affiliate
                                              Accounts           Accounts
                                             Receivable           Payable

Under 30 days                               $ 4,333,183         $ 1,924,558
30 to 60 days                                        17                   0
61 to 90 days                                         3                   0
Over 90 days                                        616             276,914
                                            -----------         -----------

Total post-petition                           4,333,819           2,201,472

Pre-petition amounts                                  0           3,937,435
                                            -----------         -----------

Total accounts receivable                   $ 4,333,819
                                            ===========

Total accounts payable                                          $ 6,138,907
                                                                ===========



                                             Affiliate
                                              Accounts
                                             Receivable

Under 30 days                               $    26,963
30 to 60 days                                     7,043
61 to 90 days                                    21,394
Over 90 days                                    225,438
                                            -----------

Total post-petition affiliate
 accounts receivable                        $   280,838
                                            ===========


(*) Accounts payable over 90 days past due primarily represents professional fees incurred prior to the Trustee's appointment currently being considered by the court for payment.





                                                                        Form 2-E
                                                                     Page 3 of 5

                             DEBTOR: BONNEVILLE PACIFIC CORPORATION
                                       Case No. 91A-27701
  Schedule of Payments of Fees and Costs to Attorneys and Other Professionals
                           For Period November 1 to November 30, 1996

-------------------------------------------------------------------------------


                                                     Date of
                                                      Court     Estimated
                                  Amount Paid       Approval   Balance Due

Counsel for Unsecured
     Creditors' Committee                $0                      $139,487
Court Appointed Trustee              66,634                        25,762  (1)
Trustee's Counsel                   239,203                        90,144  (1)
Trustee's Accountants               170,744                        37,939
Trustee's Special Plan Counse             0                       130,000
Special Litigation Counsel for
     Trustee - Costs                655,956                       195,801
     Trustee - Fees              10,678,397                     1,419,000  (2)
Buccino and Associates                    0                        132,85  (3)


     Total                      $11,810,934                    $2,170,986
                               ============                    ==========

(1) Includes only hourly rate and miscellaneous Trustee costs. Does not include any additional amounts that may be awarded by the court relating to 11 USC Section 326 or as an enhanced fee to either the Trustee or the Trustee's general counsel.

(2) Includes an accrual for any contingent fees due as a result of court approved settlements or recoveries. Estimated contingent fees will be accrued when settlements are approved by the court and the accrual will be revised when fee applications are filed with the Bankruptcy Court.

(3) Pursuant to Order dated October 15, 1996, the Court approved the application for certain costs in the amount of $60,297.24 of Buccino & Associates taken under advisement at a hearing held on August 11, 1992. Payment of the $60,297.24 was ordered but Buccino & Associates was paid an $80,000.00 pre-petition retainer, for which it may not have accounted and therefore the amount actually due and owing to Buccino & Associates is undetermined.

Further information concerning settlements is contained in the narrative which is attached.








                                                                    Form 2-E
                                                                 Page 4 of 5

                          DEBTOR: BONNEVIllE PACIFIC CORPORATION
                                    Case No. 91A-27701
                       Schedule of Payments to Principal/Executives
                        For Period November 1 to November 30, 1996

-------------------------------------------------------------------------------



Payee Name            Position        Nature of Payment         Amount

Ralph F Cox           Director        Director fees               -0-

Calvin L Rampton      Director        Director fees               -0-

Clark M Mower         President       Salary                   12,014.60
                                      Expense Reimbursement       810.21

































                                                                 Form 2-E
                                                              Page 6 of 6

                         DEBTOR: BONNEVILLE PACIFIC CORPORATION
                                   Case No. 91A-27701
                                Quarterly Fee Summary (1)
                              Month Ended November 30, 1996

------------------------------------------------------------------------------



                         Cash            Quarterly       Payment
                      Disbursement       Fee Due         Check No.      Date

January               $1,328,436.60
February                 250,804.29
March                  2,301,171.04
                      -------------
Total 1st Quarter      3,880,411.93      $5,000.00       1005634        4/23/96

April                    262,428.76
May                      113,914.30
June                     793,980.15
                      -------------
    Total 2nd Quarter  1,170,323.21       3,750.00       1005783        7/25/96

July                   4,435,215.07
August                 1,092,955.09
September              3,406,763.83
                      -------------
    Total 3rd Quarter 38,934,933.99       5,000.00       1005980       11/13/96

October                1,792,229.61
November              11,800,656.99
December
                      -------------
    Total 4th Quarter 13,592,886.60



     (1) This summary is to reflect the current calendar year's information cumulative to the end of the current reporting period.




DEBTOR BONNEVILLE PACIFIC CORPORATION

                     DEBTOR: BONNEVILLE PACIFIC CORPORATION
                               Case No. 91A-27701
                    Cash Receipts and Disbursements Statement
                    For Period November 1 - November 30, 1996

-----------------------------------------------------------------------------



                               CASH RECONCILIATION



1.    Beginning Cash Balance:                                  $130,057,802.11

2.    Cash Receipts: (See Page 2 of 2)105        237,767.80

3.    Cash Disbursements: (See Page 2 of 2)  (11,906,288.46)

4.    Net Cash Flow:                                           (11,668,520.66

5.    Ending Cash Balance: (to Form 2-C)                      $118,389,281.45
                                                              ===============


                     CASH ACCOUNT SUMMARY - ENDING BALANCES


ACCOUNT                            AMOUNT              FINANCIAL INSTITUTION

PAYROLL ACCOUNT                   $1,014.06          FIRST SECURITY BANK OF UTAH
PAYROLL TAX ACCOUNT                  352.72          KEY BANK OF UTAH
GENERAL CORP CASH               (107,409.77)         KEY BANK OF UTAH
CHPTR 11 TRUSTEE JOINT ACCT    4,083,456.90    (A)   KEY BANK OF UTAH
CHPTR 11 US TRUSTEE JT ACCT            0.00    (A)   US BANK
CHPTR 11 TRUSTEE - CD ACCT    10,838,290.64    (A)   US BANK
CHPTR 11 TRUSTEE - JNT CD      5,273,014.77    (A)   KEY BANK OF UTAH
CHPTR 11 TRUSTEE JOINT ACCT    5,151,590.83    (A)   BANK ONE
CHPTR 11 TRUSTEE JT SAVINGS      348,081.71    (A)   BANK ONE
UNITED STATES TREASURY BONDS  92,609,028.79          BANK ONE
PROCEEDS FROM ASSET SALES          3,967.52    (A)   KEY BANK OF UTAH
KYOCERA MAINTENANCE RESERVE      187,893.28    (A)   KEY BANK OF UTAH


                            $118,389,281.45
                            ===============



(A) Accounts requiring signatures of both the US Trustee and Chapter 11 Trustee for disbursements.

                                                                   FORM 2-B
                                                                Page 1 of 2

                     DEBTOR: BONNEVILLE PACIFIC CORPORATION
                               Case No. 91A-27701
                   Cash Receipts and Disbursements Statement
                   For Period November 1 - November 30, 1996

-----------------------------------------------------------------------------




                             CASH RECEIPTS JOURNALS

BANK ACCOUNT                               TOTAL           PAGE REF

PAYROLL ACCOUNT                         $20,232.40            A
PAYROLL TAX ACCOUNT                       8,912.82            B
GENERAL CORP CASH                        81,352.46            C
CHPTR 11 TRUSTEE JOINT ACCT           3,742,449.56            E
CHPTR 11 US TRUSTEE JT ACCT               9,768.98            F
CHPTR 11 TRUSTEE - CD ACCT               67,530.06            G
CHPTR 11 TRUSTEE - JNT CD                64,606.27            H
CHPTR 11 TRUSTEE JOINT ACCT                   0.00           N/A
CHPTR 11 TRUSTEE JT SAVINGS               1,351.80            I
UNITED STATES TREASURY BONDS                  0.00           N/A
PROCEEDS FROM ASSET SALES                    10.23            J
KYOCERA MAINTENANCE RESERVE              11,817.19            K

                                      4,008,031.77
          LESS:  ACCOUNT TRANSFERS   (3,770,263.97)

          TOTAL CASH RECEIPTS          $237,767.80
                                       ===========




                           CASH DISBURSEMENTS JOURNALS


BANK ACCOUNT                              TOTAL           PAGE REF
PAYROLL ACCOUNT                         $20,265.78            A
PAYROLL TAX ACCOUNT                       8,917.39            B
GENERAL CORP CASH                       583,048.58            D
CHPTR 11 TRUSTEE JOINT ACCT                  43.51            E
CHPTR 11 US TRUSTEE JT ACCT          15,064,277.17            F
CHPTR 11 TRUSTEE - CD ACCT                    0.00            G
CHPTR 11 TRUSTEE - JNT CD                     0.00            H
CHPTR 11 TRUSTEE JOINT ACCT                   0.00           N/A
CHPTR 11 TRUSTEE JT SAVINGS                   0.00            I
UNITED STATES TREASURY BONDS                  0.00           N/A
PROCEEDS FROM ASSET SALES                     0.00            J
KYOCERA MAINTENANCE RESERVE                   0.00            K

                                     15,676,552.43
           LESS:  ACCOUNT TRANSFERS  (3,770,263.97)

           TOTAL CASH DISBURSEMENTS $11,906,288.46


                                                                      FORM 2-B

                     DEBTOR: BONNEVILLE PACIFIC CORPORATION
                               Case No. 91A-27701
                                 Payroll Account
                    For Period November 1 - November 30, 1996
-------------------------------------------------------------------------------





                              CASH RECEIPTS JOURNAL


DATE          DOC #          PAYOR             AMOUNT              DESCRIPTION

11/13/96      CK# 5976       BPC - GENERAL     $10,269.81     PAYROLL TRANSFER
11/25/96      CK# 6003       BPC - GENERAL       9,962.59     PAYROLL TRANSFER

              TOTAL CASH RECEIPTS              $20,232.40
                                               ==========





                           CASH DISBURSEMENTS JOURNAL


DATE       DOC #       PAYEE                   AMOUNT         DESCRIPTION

11/15/96               PAYROLL SUMMARY         $10,269.81
11/30/96               PAYROLL SUMMARY           9,962.59
11/30/96   BNK STMT    KEY BANK OF UTAH             33.38     SERVICE CHARGE

               TOTAL CASH DISBURSEMENTS        $20,265.78
                                               ==========

                     DEBTOR: BONNEVILLE PACIFIC CORPORATION
                               Case No. 91A-27701
                               Payroll Tax Account
                    For Period November 1 - November 30, 1996
-----------------------------------------------------------------------------




                              CASH RECEIPTS JOURNAL


DATE          DOC #          PAYOR               AMOUNT        DESCRIPTION

11/13/96      CK# 5977       BPC - GENERAL       $4,536.18     PR TAX TRANSFER
11/25/96      CK# 6004       BPC - GENERAL        4,376.64     PR TAX TRANSFER

              TOTAL CASH RECEIPTS                $8,912.82
                                                 =========




                           CASH DISBURSEMENTS JOURNAL


DATE      DOC #      PAYEE                      AMOUNT      DESCRIPTION

11/13/96  CK# 1213   KEY BANK OF UTAH           $3,765.72   FEDERAL TAX DEPOSIT
11/25/96  CK# 1214   KEY BANK OF UTAH            3,634.37   FEDERAL TAX DEPOSIT
11/25/96  CK# 1215   UTAH STATE TAX COMMISSION   1,512.73   STATE INCOME TAX
11/30/96  BNK STMT   KEY BANK OF UTAH                4.57   SERVICE CHARGE

              TOTAL CASH DISBURSEMENTS          $8,917.39
                                                =========

                     DEBTOR: BONNEVILLE PACIFIC CORPORATION
                               Case No. 91A-27701
                                General Corp Cash
                    For Period November 1 - November 30, 1996
------------------------------------------------------------------------------




                              CASH RECEIPTS JOURNAL

DATE      DOC #       PAYEE                      AMOUNT  DESCRIPTION

11/22/96  DS112296    BANK OF AMERICA            $10.00  ESOP FEE REFUND
11/22/96  DS112296    ERNST & YOUNG           26,764.00  FEE DISGORGEMENT
11/22/96  DS112296    KYOCERA AMERICA         50,322.94  ENERGY REVENUE-KYOCERA
11/22/96  DS112296    D. GARDINER                369.59  INSURANCE REIMBURSEMENT
11/22/96  DS112296    BONNEVILLE NEVADA        1,221.28  EXPENSE REIMBURSEMENT
11/22/96  DS112296    SAN DIEGO GAS & ELECTRIC 1,208.41  ENERGY REVENUE-KYOCERA
11/22/96  DS112296    C. MOWER                    10.75  EXPENSE REIMBURSEMENT
11/30/96  BNK STMT    KEY BANK OF UTAH         1,445.49  INTEREST INCOME

          TOTAL CASH RECEIPTS                $81,352.46
                                             ==========















                     DEBTOR: BONNEVILLE PACIFIC CORPORATION
                               Case No. 91A-27701
                                General Corp Cash
                    For Period November 1 - November 30, 1996
-------------------------------------------------------------------------------




                           CASH DISBURSEMENTS JOURNAL



DATE      CHECK #   PAYEE                             AMOUNT     DESCRIPTION
11/01/96  1005951   TUSCANY                           250.00     EMPLOYEE PARTY DEPOSIT
11/01/96  1005952   ALPHA GRAPHICS                    866.99     OFFICE SUPPLIES & EXPENSE
11/05/96  1005953   50 WEST BROADWAY ASSOC INC     12,413.00     RENT OFFICE SPACE & PARKING
11/05/06  1005954   AIRBORNE EXPRESS                   33.18     EXPRESS MAIL EXPENSE
11/05/96  1005955   AMPCO SYSTEM PARKING              591.00     RENT - PARKING
11/05/96  1005956   BENEFICIAL LIFE INSURANCE         714.90     INSURANCE - LIFE
11/05/96  1005957   BONNEVILLE PACIFIC SERVICE        315.25     O&M EXPENSE - KYOCERA
11/05/96  1005958   BPC-KYOCERA MAINT RESERVE      11,195.00     TRANSFER - MAINT RESERVE ACCT
11/05/96  1005959   FIDELITY INVESTMENTS/NFSC          60.75     OFFICE SUPPLIES & EXPENSE
11/05/96  1005960   FRONTIER COMMUNICATIONS SR        725.43     TELEPHONE EXPENSE
11/05/96  1005961   INSTY PRINTS INC                   83.31     OFFICE SUPPLIES & EXPENSE
11/05/06  1005962   MOUNT OLYMPUS WATER                34.70     OFFICE SUPPLIES & EXPENSE
11/05/96  1005963   PITNEY BOWES INC                  160.78     OFFICE SUPPLIES & EXPENSE
11/05/96  1005964   PRINTELLIGENT INC                  90.21     OFFICE SUPPLIES & EXPENSE
11/05/96  1005965   REDMAN VAN & STORAGE CO IN         84.87     RENT-STORAGE SPACE
11/05/96  1005966   UNUM LIFE INSURANCE CO OF       1,469.73     INSURANCE DISABILITY
11/05/96  1005967   WELLS FARGO BANK                1,483.38     401K TRUST FEES
11/05/96  1005968   GLASSER LEGAL WORKS SEMINAR       875.00     CONFERENCES AND SEMINARS
11/12/96  1005969   GENERATOR POWER SYSTEMS INC    16,016.94     O&M EXPENSE - KYOCERA
11/12/96  1005970   INSTY PRINTS INC                   67.92     OFFICE SUPPLIES & EXPENSE
11/12/96  1005971   REDMAN VAN & STORAGE CO IN        532.81     RENT - STORAGE SPACE
11/12/96  1005972   SEDGWICK JAMES OF COLORADO         40.00     INSURANCE FIDELITY CHARGE
11/12/96  1005973   UNITED PARCEL SERVICE              16.34     EXPRESS MAIL EXPENSE
11/12/96  1005974   VOID                                VOID     VOID
11/12/96  1005975   WEDBUSH MORGAN SECURITIES         128.10     OFFICE SUPPLIES & EXPENSE
11/13/96  1005976   BONNEVILLE PACIFIC/PAYROLL     10,269.81     TRANSFER - PAYROLL ACCT
11/13/96  1005977   BPC PAYROLL TAX ACCOUNT         4,536.18     TRANSFER - PAYROLL TAX ACCT
11/13/96  1005978   WELLS FARGO BANK                  788.67     401K CONTRIBUTIONS
          1005979   VOID                                VOID     VOID
11/13/96  1005980   US TRUSTEE                      5,000.00     3RD QUARTER TRUSTEE FEE
11/18/96  1005981   VOID                                VOID     VOID
11/18/96  1005982   NATIONAL PASSPORT CENTER           85.00     OFFICE SUPPLIES & EXPENSE
11/18/96  1005983   ALPHA GRAPHICS                    254.70     OFFICE SUPPLIES & EXPENSE
11/20/96  BANK STMT RECEIVER GENERAL FOR CANADA        38.68     BONNE MCKENZIE ANNUAL RPT
11/22/96  1005984   AIRBORNE EXPRESS                  124.00     EXPRESS MAIL EXPENSE
11/22/96  1005985   A T & T                            11.38     TELEPHONE EXPENSE
11/22/96  1005986   EXPRESS MESSENGER SYSTEMS           5.00     RUNNER SERVICES
11/22/96  1005987   MICRON ELECTRONICS INC          5,333.88     EQUIPMENT PURCHASE
11/22/96  1005988   MOUNT OLYMPUS WATER                45.31     OFFICE SUPPLIES & EXPENSE
11/22/96  1005989   MOUNTAIN STATES OFF PRODCT        152.82     OFFICE SUPPLIES & EXPENSE
11/22/96  1005990   CLARK MOWER                       810.21     TRAVEL REIMBURSEMENT
11/22/96  1005991   NATIONAL INFORMATION DATA          36.90     OFFICE SUPPLIES & EXPENSE
11/22/96  1005992   THE PRUDENTIAL                    948.97     INSURANCE - DISABILITY
                                        D-1

                     DEBTOR: BONNEVILLE PACIFIC CORPORATION
                               Case No. 91A-27701
                                General Corp Cash
                    For Period November 1 - November 30, 1996
------------------------------------------------------------------------------




                       CASH DISBURSEMENTS JOURNAL (CONT.)



 DATE     CHECK #  PAYEE                         AMOUNT  DESCRIPTION
11/22/96  1005993  PRUDENTIAL SECURITIES         110.50  OFFICE SUPPLIES/EXPENSE
11/22/96  1005994  SAN DIEGO GAS & ELECTRIC      101.26  O&M EXPENSE - KYOCERA
11/22/96  1005995  SECRETARY OF STATE-NEVADA      85.00  OFFICE SUPPLIES/EXPENSE
11/22/96  1005996  SMITH BARNEY PROXY DEPARTMENT 212.50  OFFICE SUPPLIES/EXPENSE
11/22/96  1005997  TRAVEL ZONE CRUISE ZONE     3,563.97  TRAVEL EXPENSE
11/22/96  1005998  BRENDA L. TRIMBLE             271.20  TRAVEL REIMBURSEMENT
11/22/96  1005999  UNUM LIFE INSURANCE CO OF   1,553.55  INSURANCE - DISABILITY
11/22/96  1006000  US WEST COMMUNICATIONS        896.15  TELEPHONE EXPENSE
11/22/96  1006001  WATERHOUSE SECURITIES INC      85.00  OFFICE SUPPLIES/EXPENSE
11/22/96  1006002  XEROX CORPORATION             464.34  OFFICE SUPPLIES/EXPENSE
11/25/96  1006003  BONNEVILLE PACIFIC/PAYROLL  9,962.59  TRANSFER - PAYROLL ACCT
11/25/96  1006004  BPC PAYROLL TAX ACCOUNT     4,376.64  TRANS.-PAYROLL TAX ACCT
11/25/96  1006005  WELLS FARGO BANK              788.67  401K CONTRIBUTIONS
11/25/96  1006006  SEDGWICK JAMES OF COLORADO  7,135.00  INSURANCE-GENERAL LIAB.
11/25/96  1006007  ROGER G. SEGAL             66,633.85  PROFESSIONAL FEES/COSTS
11/25/96  1006008  COHNE RAPPAPORT & SEGAL   239,203.12  PROFESSIONAL FEES/COSTS
11/25/96  1006009  NEILSON ELGGREN DURKIN    170,743.95  PROFESSIONAL FEES/COSTS
11/30/96 BANK STMT KEY BANK                      170.19  INTEREST INCOME

        TOTAL CASH DISBURSEMENTS            $583,048.58
                                            ===========

                     DEBTOR: BONNEVILLE PACIFIC CORPORATION
                               Case No. 91A-27701
                        Chapter 11 Trustee Joint Account
                    For Period November 1 - November 30, 1996
----------------------------------------------------------------------------




                              CASH RECEIPTS JOURNAL


DATE      DOC #     PAYOR                             AMOUNT    DESCRIPTION

11/30/96  AJE1126   BONNEVILLE PACIFIC CORP    $3,729,923.75    TRANSFER
11/30/96  BNK STMT  KEY BANK OF UTAH               12,525.81    INTEREST INCOME

        TOTAL CASH RECEIPTS                    $3,742,449.56
                                               =============




                           CASH DISBURSEMENTS JOURNAL


DATE      DOC #      PAYEE                    AMOUNT     DESCRIPTION

11/30/96  BANK STMT  KEY BANK OF UTAH         $43.51     BANK SERVICE CHARGE























                                        E

                     DEBTOR: BONNEVILLE PACIFIC CORPORATION
                               Case No. 91A-27701
                       Chapter 11 US Trustee Joint Account
                    For Period November 1 - November 30, 1996
--------------------------------------------------------------------------




                              CASH RECEIPTS JOURNAL


DATE          DOC #          PAYOR           AMOUNT           DESCRIPTION

11/30/96      BANK STMT      US BANK         $9,768.98        INTEREST INCOME





                           CASH DISBURSEMENTS JOURNAL


DATE      DOC #     PAYEE                     AMOUNT          DESCRIPTION

11/30/96  AJE1125   BEUS GILBERT & MORRILL    $11,334,353.42  PROF. FEES PMT
11/30/96  AJE1126   BONNEVILLE PACIFIC CORP     3,729,923.75  TRANSFER

        TOTAL CASH DISBURSEMENTS              $15,064,277.17
                                              ==============































                                        F

                     DEBTOR: BONNEVILLE PACIFIC CORPORATION
                               Case No. 91A-27701
                         Chapter 11 Trustee - CD Account
                    For Period November 1 - November 30, 1996
---------------------------------------------------------------------------




                              CASH RECEIPTS JOURNAL


DATE          DOC #          PAYOR           AMOUNT          DESCRIPTION

11/30/96      AJE1107        US BANK     $67,530.06          INTEREST INCOME





                           CASH DISBURSEMENTS JOURNAL


 DATE         DOC #          PAYEE          AMOUNT           DESCRIPTION

                             NONE



































                                        G

                     DEBTOR: BONNEVILLE PACIFIC CORPORATION
                               Case No. 91A-27701
                       Chapter 11 Trustee JT - CD Account
                    For Period November 1 - November 30, 1996
-------------------------------------------------------------------------




                              CASH RECEIPTS JOURNAL


DATE       DOC #          PAYOR            AMOUNT             DESCRIPTION

11/30/96   AJE1106        KEY BANK         $64,606.27         INTEREST INCOME





                           CASH DISBURSEMENTS JOURNAL


 DATE       DOC #         PAYEE            AMOUNT             DESCRIPTION




































                                        H

                     DEBTOR: BONNEVILLE PACIFIC CORPORATION
                               Case No. 91A-27701
                          Chapter 11 Trustee JT Savings
                    For Period November 1 - November 30, 1996
------------------------------------------------------------------------------




                              CASH RECEIPTS JOURNAL


DATE      DOC #            PAYOR              AMOUNT        DESCRIPTION
11/30/96  BANK STMT        BANK ONE        $1,351.80        INTEREST INCOME




                           CASH DISBURSEMENTS JOURNAL


DATE      DOC #             PAYEE             AMOUNT       DESCRIPTION

                            NONE




































                                        I

                     DEBTOR: BONNEVILLE PACIFIC CORPORATION
                               Case No. 91A-27701
                            Proceeds From Asset Sales
                    For Period November 1 - November 30, 1996
---------------------------------------------------------------------------




                              CASH RECEIPTS JOURNAL


DATE      DOC #         PAYOR                   AMOUNT       DESCRIPTION

11/30/96  BANK STMT     KEY BANK OF UTAH        $10.23       INTEREST INCOME




                           CASH DISBURSEMENTS JOURNAL


DATE      DOC #         PAYEE                   AMOUNT       DESCRIPTION

                             NONE




































                                        J

                     DEBTOR: BONNEVILLE PACIFIC CORPORATION
                               Case No. 91A-27701
                           Kyocera Maintenance Reserve
                    For Period November 1 - November 30, 1996
-----------------------------------------------------------------------------




                              CASH RECEIPTS JOURNAL


DATE      DOC #        PAYOR                       AMOUNT       DESCRIPTION

11/01/96  CK# 5958     BONNEVILLE PACIFIC CORP     $11,195.00   TRANSFER
11/30/96  BNK STMT     KEY BANK OF UTAH                622.19   INTEREST INCOME

                             TOTAL CASH RECEIPTS   $11,817.19
                                                   ==========




                           CASH DISBURSEMENTS JOURNAL


DATE      DOC #         PAYEE                      AMOUNT       DESCRIPTION

                         NONE

































                                        K